DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018		Jun 30, 2019	Jun 30, 2018	2019 vs. 2018
EARNINGS SUMMARY
Interest Income	$2,977	$2,937	$2,907	$2,781	$2,636	$341	13%	$5,914	$5,205	$709	14%
Interest Expense	645	632	605	558	507	138	27%	1,277	976	301	31%
Net Interest Income	2,332	2,305	2,302	2,223	2,129	203	10%	4,637	4,229	408	10%
Discount/Interchange Revenue	759	677	752	753	724	35	5%	1,436	1,370	66	5%
Rewards Cost	460	446	475	473	461	(1)	—%	906	853	53	6%
Discount and Interchange Revenue, net	299	231	277	280	263	36	14%	530	517	13	3%
Protection Products Revenue	49	49	50	51	50	(1)	(2%)	98	103	(5)	(5%)
Loan Fee Income	102	104	108	103	95	7	7%	206	191	15	8%
Transaction Processing Revenue	48	46	46	47	42	6	14%	94	85	9	11%
Other Income	22	28	24	20	24	(2)	(8%)	50	53	(3)	(6%)
Total Other Income	520	458	505	501	474	46	10%	978	949	29	3%

Revenue Net of Interest Expense	2,852	2,763	2,807	2,724	2,603	249	10%	5,615	5,178	437	8%

Provision for Loan Losses	787	809	800	742	742	45	6%	1,596	1,493	103	7%

Employee Compensation and Benefits	427	425	414	408	400	27	7%	852	805	47	6%
Marketing and Business Development	224	195	230	218	224	—	—%	419	409	10	2%
Information Processing & Communications	101	99	93	89	86	15	17%	200	168	32	19%
Professional Fees	183	167	190	166	161	22	14%	350	316	34	11%
Premises and Equipment	26	28	26	26	24	2	8%	54	50	4	8%
Other Expense	117	110	157	108	89	28	31%	227	204	23	11%
Total Other Expense	1,078	1,024	1,110	1,015	984	94	10%	2,102	1,952	150	8%

Income Before Income Taxes	987	930	897	967	877	110	13%	1,917	1,733	184	11%
Tax Expense	234	204	210	247	208	26	13%	438	398	40	10%
Net Income	$753	$726	$687	$720	$669	$84	13%	$1,479	$1,335	$144	11%

Net Income Allocated to Common Stockholders	$747	$705	$681	$699	$663	$84	13%	$1,452	$1,309	$143	11%

Effective Tax Rate	23.8%	21.9%	23.5%	25.5%	23.7%			22.9%	23.0%

Net Interest Margin	10.47%	10.46%	10.35%	10.28%	10.21%	26	bps	10.47%	10.22%	25	bps
Operating Efficiency	37.8%	37.1%	39.6%	37.2%	37.8%	—	bps	37.4%	37.7%	(30)	bps
ROE	26%	26%	25%	26%	25%			26%	25%
Capital Returned to Common Stockholders	$571	$601	$578	$580	$656	($85)	(13%)	$1,172	$1,340	($168)	(13%)
Payout Ratio	76%	85%	85%	83%	99%			81%	102%

Ending Common Shares Outstanding	319	325	331	338	344	(25)	(7%)	319	344	(25)	(7%)
Weighted Average Common Shares Outstanding	322	328	335	341	348	(26)	(7%)	325	351	(26)	(7%)
Weighted Average Common Shares Outstanding (fully diluted)	323	328	335	342	348	(25)	(7%)	326	351	(25)	(7%)

PER SHARE STATISTICS
Basic EPS	$2.32	$2.15	$2.04	$2.05	$1.91	$0.41	21%	$4.46	$3.73	$0.73	20%
Diluted EPS	$2.32	$2.15	$2.03	$2.05	$1.91	$0.41	21%	$4.46	$3.72	$0.74	20%
Common Stock Price (period end)	$77.59	$71.16	$58.98	$76.45	$70.41	$7.18	10%	$77.59	$70.41	$7.18	10%
Book Value per share	$35.97	$34.60	$33.58	$32.60	$31.66	$4.31	14%	$35.97	$31.66	$4.31	14%

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018		Jun 30, 2019	Jun 30, 2018	2019 vs. 2018
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$941	$879	$874	$923	$837	$104	12%	$1,820	$1,648	$172	10%
Payment Services	46	51	23	44	40	6	15%	97	85	12	14%
Total	$987	$930	$897	$967	$877	$110	13%	$1,917	$1,733	$184	11%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	671	605	663	642	614	57	9%	1,276	1,164	112	10%
PULSE Network	1,183	1,132	1,169	1,151	1,055	128	12%	2,315	2,044	271	13%
Total	1,854	1,737	1,832	1,793	1,669	185	11%	3,591	3,208	383	12%

NETWORK VOLUME
PULSE Network	$47,389	$47,106	$47,082	$45,244	$44,308	$3,081	7%	$94,495	$87,466	$7,029	8%
Network Partners	5,950	5,663	4,680	5,113	4,602	1,348	29%	11,613	9,155	2,458	27%
Diners Club International [1]	8,472	8,278	8,700	8,370	8,417	55	1%	16,750	16,807	(57)	0%
Total Payment Services	61,811	61,047	60,462	58,727	57,327	4,484	8%	122,858	113,428	9,430	8%
Discover Network - Proprietary	37,891	34,051	38,502	36,642	36,339	1,552	4%	71,942	68,721	3,221	5%
Total	$99,702	$95,098	$98,964	$95,369	$93,666	$6,036	6%	$194,800	$182,149	$12,651	7%

[1] Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$19,934	$21,456	$18,515	$18,410	$17,441	$2,493	14%
Total Loan Receivables	90,229	88,743	90,512	86,894	84,789	5,440	6%
Allowance for Loan Losses	(3,202)	(3,134)	(3,041)	(2,927)	(2,828)	(374)	(13%)
Net Loan Receivables	87,027	85,609	87,471	83,967	81,961	5,066	6%
Premises and Equipment, net	1,008	980	936	896	874	134	15%
Goodwill and Intangible Assets, net	415	415	416	417	417	(2)	—%
Other Assets	2,323	2,260	2,215	2,152	2,058	265	13%
Total Assets	$110,707	$110,720	$109,553	$105,842	$102,751	$7,956	8%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$49,686	$47,730	$44,669	$43,411	$42,256	$7,430	18%
Brokered Deposits and Other Deposits	20,048	21,186	23,090	20,263	19,427	621	3%
Deposits	69,734	68,916	67,759	63,674	61,683	8,051	13%
Borrowings	25,163	26,276	27,228	26,998	26,252	(1,089)	(4%)
Accrued Expenses and Other Liabilities	4,317	4,269	3,436	4,154	3,927	390	10%
Total Liabilities	99,214	99,461	98,423	94,826	91,862	7,352	8%
Total Equity	11,493	11,259	11,130	11,016	10,889	604	6%
Total Liabilities and Stockholders' Equity	$110,707	$110,720	$109,553	$105,842	$102,751	$7,956	8%

LIQUIDITY
Liquidity Portfolio	$17,283	$20,050	$15,923	$16,370	$15,703	1,580	10%
Undrawn Credit Facilities [1]	38,466	37,870	36,986	36,257	36,422	2,044	6%
Total Liquidity	$55,749	$57,920	$52,909	$52,627	$52,125	$3,624	7%

[1] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018
BALANCE SHEET STATISTICS
Total Common Equity	$10,930	$10,696	$10,567	$10,453	$10,326	$604	6%
Total Common Equity/Total Assets	9.9%	9.7%	9.6%	9.9%	10.1%
Total Common Equity/Net Loans	12.6%	12.5%	12.1%	12.4%	12.6%

Tangible Assets	$110,292	$110,305	$109,137	$105,425	$102,334	$7,958	8%
Tangible Common Equity [1]	$10,515	$10,281	$10,151	$10,036	$9,909	$606	6%
Tangible Common Equity/Tangible Assets [1]	9.5%	9.3%	9.3%	9.5%	9.7%
Tangible Common Equity/Net Loans [1]	12.1%	12.0%	11.6%	12.0%	12.1%
Tangible Common Equity per share [1]	$32.91	$31.60	$30.63	$29.70	$28.82	$4.09	14%

REGULATORY CAPITAL RATIOS	Basel III Transition
Total Risk Based Capital Ratio	13.7%	13.9%	13.5%	13.9%	13.6%
Tier 1 Risk Based Capital Ratio	12.0%	12.1%	11.7%	12.1%	12.3%
Tier 1 Leverage Ratio	10.2%	10.0%	10.1%	10.4%	10.5%
Common Equity Tier 1 Capital Ratio	11.4%	11.5%	11.1%	11.4%	11.6%

[1]   Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018
AVERAGE BALANCES
Assets
Cash and Investment Securities	$18,906	$18,417	$17,660	$16,474	$16,395	$2,511	15%
Restricted Cash	888	804	609	638	466	422	91%
Credit Card Loans	71,492	71,363	70,563	68,613	66,594	4,898	7%
Private Student Loans	9,464	9,654	9,344	9,158	9,219	245	3%
Personal Loans	7,419	7,468	7,540	7,460	7,304	115	2%
Other Loans	983	868	760	624	531	452	85%
Total Loans	89,358	89,353	88,207	85,855	83,648	5,710	7%
Total Interest Earning Assets	109,152	108,574	106,476	102,967	100,509	8,643	9%
Allowance for Loan Losses	(3,133)	(3,040)	(2,924)	(2,827)	(2,731)	(402)	(15%)
Other Assets	4,539	4,455	4,520	4,377	4,170	369	9%
Total Assets	$110,558	$109,989	$108,072	$104,517	$101,948	$8,610	8%

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	$48,211	$45,841	$43,514	$42,498	$41,459	$6,752	16%
Brokered Deposits and Other Deposits	20,213	21,799	21,574	19,939	19,166	1,047	5%
Total Interest-bearing Deposits	68,424	67,640	65,088	62,437	60,625	7,799	13%
Short-term Borrowings	—	1	2	3	1	(1)	(100%)
Securitized Borrowings	15,179	15,865	16,427	16,141	16,121	(942)	(6%)
Other Long-term Borrowings	10,932	10,711	10,756	10,351	9,866	1,066	11%
Total Interest-bearing Liabilities	94,535	94,217	92,273	88,932	86,613	7,922	9%
Other Liabilities & Stockholders' Equity	16,023	15,772	15,799	15,585	15,335	688	4%
Total Liabilities and Stockholders' Equity	$110,558	$109,989	$108,072	$104,517	$101,948	$8,610	8%

AVERAGE RATES
Assets
Cash and Investment Securities	2.46%	2.51%	2.35%	2.01%	1.82%	64	bps
Restricted Cash	2.32%	2.35%	2.28%	1.92%	1.85%	47	bps
Credit Card Loans	13.44%	13.42%	13.20%	13.06%	12.88%	56	bps
Private Student Loans	8.59%	8.63%	8.31%	8.19%	8.05%	54	bps
Personal Loans	13.02%	12.86%	12.76%	12.66%	12.55%	47	bps
Other Loans	6.83%	6.85%	6.57%	6.38%	6.02%	81	bps
Total Loans	12.82%	12.79%	12.59%	12.45%	12.28%	54	bps
Total Interest Earning Assets	10.94%	10.97%	10.83%	10.72%	10.52%	42	bps

Liabilities and Stockholders' Equity
Direct to Consumer and Affinity Deposits	2.20%	2.15%	2.00%	1.88%	1.71%	49	bps
Brokered Deposits and Other Deposits	2.71%	2.67%	2.58%	2.51%	2.33%	38	bps
Total Interest-bearing Deposits	2.35%	2.32%	2.20%	2.08%	1.90%	45	bps
Short-term Borrowings	2.59%	2.59%	2.42%	2.09%	1.89%	70	bps
Securitized Borrowings	3.01%	3.05%	2.87%	2.71%	2.67%	34	bps
Other Long-term Borrowings	4.75%	4.81%	4.65%	4.56%	4.57%	18	bps
Total Interest-bearing Liabilities	2.73%	2.72%	2.60%	2.49%	2.35%	38	bps

Net Interest Margin	10.47%	10.46%	10.35%	10.28%	10.21%	26	bps
Net Yield on Interest-earning Assets	8.57%	8.61%	8.57%	8.57%	8.50%	7	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018		Jun 30, 2019	Jun 30, 2018	2019 vs. 2018
TOTAL LOAN RECEIVABLES
Ending Loans [1,2]	$90,229	$88,743	$90,512	$86,894	$84,789	$5,440	6%	$90,229	$84,789	$5,440	6%
Average Loans [1,2]	$89,358	$89,353	$88,207	$85,855	$83,648	$5,710	7%	$89,356	$83,452	$5,904	7%

Interest Yield	12.82%	12.79%	12.59%	12.45%	12.28%	54	bps	12.81%	12.24%	57	bps
Gross Principal Charge-off Rate	4.03%	4.02%	3.77%	3.63%	3.78%	25	bps	4.03%	3.76%	27	bps
Gross Principal Charge-off Rate excluding PCI Loans [3]	4.10%	4.10%	3.85%	3.71%	3.87%	23	bps	4.10%	3.85%	25	bps
Net Principal Charge-off Rate	3.22%	3.25%	3.08%	2.97%	3.11%	11	bps	3.23%	3.10%	13	bps
Net Principal Charge-off Rate excluding PCI Loans [3]	3.27%	3.31%	3.14%	3.03%	3.18%	9	bps	3.29%	3.18%	11	bps
Delinquency Rate (30 or more days) excluding PCI Loans [3]	2.18%	2.28%	2.31%	2.22%	2.08%	10	bps	2.18%	2.08%	10	bps
Delinquency Rate (90 or more days) excluding PCI Loans [3]	1.04%	1.10%	1.08%	1.00%	0.99%	5	bps	1.04%	0.99%	5	bps
Gross Principal Charge-off Dollars	$898	$887	$839	$785	$789	$109	14%	$1,785	$1,558	$227	15%
Net Principal Charge-off Dollars	$718	$715	$686	$642	$649	$69	11%	$1,433	$1,284	$149	12%
Net Interest and Fee Charge-off Dollars	$158	$158	$142	$135	$138	$20	14%	$316	$274	$42	15%
Loans Delinquent 30 or more days [3]	$1,939	$1,988	$2,049	$1,894	$1,725	$214	12%	$1,939	$1,725	$214	12%
Loans Delinquent 90 or more days [3]	$922	$959	$961	$854	$821	$101	12%	$922	$821	$101	12%

Allowance for Loan Loss (period end)	$3,202	$3,134	$3,041	$2,927	$2,828	$374	13%	$3,202	$2,828	$374	13%
Reserve Change Build/ (Release) [4]	$69	$94	$114	$100	$93	($24)		$163	$209	($46)
Reserve Rate	3.55%	3.53%	3.36%	3.37%	3.34%	21	bps	3.55%	3.34%	21	bps
Reserve Rate Excluding PCI Loans [3]	3.58%	3.57%	3.39%	3.41%	3.38%	20	bps	3.58%	3.38%	20	bps

CREDIT CARD LOANS
Ending Loans	$72,393	$70,789	$72,876	$69,253	$67,812	$4,581	7%	$72,393	$67,812	$4,581	7%
Average Loans	$71,492	$71,363	$70,563	$68,613	$66,594	$4,898	7%	$71,428	$66,290	$5,138	8%

Interest Yield	13.44%	13.42%	13.20%	13.06%	12.88%	56	bps	13.43%	12.87%	56	bps
Gross Principal Charge-off Rate	4.43%	4.40%	4.01%	3.90%	4.12%	31	bps	4.41%	4.10%	31	bps
Net Principal Charge-off Rate	3.49%	3.50%	3.23%	3.14%	3.34%	15	bps	3.50%	3.33%	17	bps
Delinquency Rate (30 or more days)	2.34%	2.45%	2.43%	2.32%	2.16%	18	bps	2.34%	2.16%	18	bps
Delinquency Rate (90 or more days)	1.18%	1.26%	1.22%	1.12%	1.09%	9	bps	1.18%	1.09%	9	bps
Gross Principal Charge-off Dollars	$789	$774	$713	$674	$684	$105	15%	$1,563	$1,347	$216	16%
Net Principal Charge-off Dollars	$623	$616	$575	$543	$555	$68	12%	$1,239	$1,095	$144	13%
Loans Delinquent 30 or more days	$1,692	$1,731	$1,772	$1,608	$1,466	$226	15%	$1,692	$1,466	$226	15%
Loans Delinquent 90 or more days	$857	$891	$887	$777	$743	$114	15%	$857	$743	$114	15%

Allowance for Loan Loss (period end)	$2,691	$2,622	$2,528	$2,424	$2,334	$357	15%	$2,691	$2,334	$357	15%
Reserve Change Build/ (Release)	$69	$94	$104	$90	$82	($13)		$163	$187	($24)
Reserve Rate	3.72%	3.70%	3.47%	3.50%	3.44%	28	bps	3.72%	3.44%	28	bps

Total Discover Card Volume	$39,935	$36,386	$40,655	$39,414	$38,430	$1,505	4%	$76,321	$72,757	$3,564	5%
Discover Card Sales Volume	$36,664	$32,899	$37,208	$35,896	$35,077	$1,587	5%	$69,563	$65,927	$3,636	6%
Rewards Rate	1.25%	1.35%	1.28%	1.31%	1.31%	(6)	bps	1.30%	1.29%	1	bps
[1] Total Loans includes Home Equity and other loans

[2] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[3] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

[4]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018		Jun 30, 2019	Jun 30, 2018	2019 vs. 2018
PRIVATE STUDENT LOANS
Ending Loans (excluding PCI)	$7,943	$8,071	$7,728	$7,668	$7,260	$683	9%	$7,943	$7,260	$683	9%
Ending PCI Loans [1]	1,432	1,531	1,637	1,735	1,842	(410)	(22%)	1,432	1,842	(410)	(22%)
Ending Loans	$9,375	$9,602	$9,365	$9,403	$9,102	$273	3%	$9,375	$9,102	$273	3%

Interest Yield	8.59%	8.63%	8.31%	8.19%	8.05%	54	bps	8.61%	7.97%	64	bps
Net Principal Charge-off Rate	0.61%	0.66%	0.86%	0.96%	0.92%	(31)	bps	0.64%	0.92%	(28)	bps
Net Principal Charge-off Rate excluding PCI Loans [2]	0.73%	0.79%	1.05%	1.19%	1.16%	(43)	bps	0.76%	1.17%	(41)	bps
Delinquency Rate (30 or more days) excluding PCI Loans [2]	1.67%	1.76%	2.00%	2.13%	2.10%	(43)	bps	1.67%	2.10%	(43)	bps

Reserve Rate	1.79%	1.75%	1.80%	1.80%	1.87%	(8)	bps	1.79%	1.87%	(8)	bps
Reserve Rate excluding PCI Loans [2]	1.80%	1.78%	1.85%	1.87%	1.97%	(17)	bps	1.80%	1.97%	(17)	bps

PERSONAL LOANS
Ending Loans	$7,414	$7,428	$7,454	$7,545	$7,304	$110	2%	$7,414	$7,304	$110	2%

Interest Yield	13.02%	12.86%	12.76%	12.66%	12.55%	47	bps	12.94%	12.49%	45	bps
Net Principal Charge-off Rate	4.33%	4.53%	4.49%	4.09%	3.97%	36	bps	4.43%	4.00%	43	bps
Delinquency Rate (30 or more days)	1.49%	1.51%	1.60%	1.57%	1.42%	7	bps	1.49%	1.42%	7	bps

Reserve Rate	4.56%	4.55%	4.53%	4.28%	4.29%	27	bps	4.56%	4.29%	27	bps

[1] Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables

[2] Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the Company is recognizing interest income on a pool of loans, it is all considered to be performing

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Jun 30, 2019 vs. Jun 30, 2018		Jun 30, 2019	Jun 30, 2018	2019 vs. 2018
DIRECT BANKING
Interest Income	$2,976	$2,937	$2,906	$2,781	$2,636	$340	13%	$5,913	$5,205	$708	14%
Interest Expense	645	632	605	558	507	138	27%	1,277	976	301	31%
Net Interest Income	2,331	2,305	2,301	2,223	2,129	202	9%	4,636	4,229	407	10%
Other Income	436	372	432	421	398	38	10%	808	792	16	2%
Revenue Net of Interest Expense	2,767	2,677	2,733	2,644	2,527	240	9%	5,444	5,021	423	8%
Provision for Loan Losses	787	809	800	742	742	45	6%	1,596	1,493	103	7%
Total Other Expense	1,039	989	1,059	979	948	91	10%	2,028	1,880	148	8%
Income Before Income Taxes	$941	$879	$874	$923	$837	$104	12%	$1,820	$1,648	$172	10%

Net Interest Margin	10.47%	10.46%	10.35%	10.28%	10.21%	26	bps	10.47%	10.22%	25	bps
Pretax Return on Loan Receivables	4.23%	3.99%	3.93%	4.27%	4.01%	22	bps	4.11%	3.98%	13	bps

Allowance for Loan Loss (period end)	$3,200	$3,133	$3,039	$2,920	$2,821	$379	13%	$3,200	$2,821	$379	13%
Reserve Change Build/ (Release) [1]	$69	$94	$120	$100	$93	($24)		$163	$209	($46)

PAYMENT SERVICES
Interest Income	$1	$—	$1	$—	$—	$1	NM	$1	$—	$1	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	1	—	1	—	—	1	NM	1	—	1	NM
Other Income	84	86	73	80	76	8	11%	170	157	13	8%
Revenue Net of Interest Expense	85	86	74	80	76	9	12%	171	157	14	9%
Provision for Loan Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Other Expense	39	35	51	36	36	3	8%	74	72	2	3%
Income Before Income Taxes	$46	$51	$23	$44	$40	$6	15%	$97	$85	$12	14%

[1]  Allowance for loan loss includes the net change in reserves on PCI pools having no remaining non-accretable difference which does not impact the reserve change build/(release) in provision for loan losses

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared plus treasury share repurchases minus common stock issued under employee benefit plans and stock based compensation

Common Equity Tier 1 Capital Ratio (Basel III transition) represents common equity tier 1 capital divided by risk weighted assets calculated under Basel III rules subject to transition provisions

Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective loans, as appropriate)

Discover Card Sales Volume represents Discover card activity related to net sales

Discover Card Volume represents Discover card activity related to net sales, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross proprietary sales volume on the Discover Network

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Effective Tax Rate represents tax expense divided by income before income taxes

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period

Operating Efficiency represents total other expense divided by revenue net of interest expense

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. Under Basel III, for a Bank Holding Company to be considered "well-capitalized," total risk-based and tier 1 risk-based capital ratios of 10% and 6% respectively must be maintained. Under Basel III, to meet the regulatory minimum a Bank Holding Company must maintain total risk-based, tier 1 risk-based, tier 1 leverage, and common equity tier 1 ratios of 8%, 6%, 4%, and 4.5% respectively. As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. The Tier 1 Common Capital Ratio has been replaced by the Common Equity Tier 1 Ratio under Basel III

Reserve Rate represents the allowance for loan losses divided by total loans

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents rewards cost divided by Discover Card sales volume

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP data schedule

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles

Total Volume represents the transaction dollar volume from the PULSE network, Network Partners, Diners Club and proprietary Discover Network

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018
GAAP Total Common Equity	$10,930	$10,696	$10,567	$10,453	$10,326
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(160)	(160)	(161)	(162)	(162)
Tangible Common Equity [1]	$10,515	$10,281	$10,151	$10,036	$9,909

GAAP Book Value Per Share	$35.97	$34.60	$33.58	$32.60	$31.66
Less: Goodwill	(0.80)	(0.78)	(0.77)	(0.76)	(0.73)
Less: Intangibles	(0.50)	(0.49)	(0.48)	(0.48)	(0.47)
Less: Preferred Stock	(1.76)	(1.73)	(1.70)	(1.66)	(1.64)
Tangible Common Equity Per Share	$32.91	$31.60	$30.63	$29.70	$28.82

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms